George E. Durstin
Senior Vice President
777 Main Street
Hartford, CT 06115
CT-102-19-01
860.952.6770 tel
860.952.6775 fax

November 14, 2006

Mr. Richard A. Zaremba, CPA
Sr. Vice President and Chief Financial Officer
1938 New Highway
Farmingdale, New York 11735

RE:    Loan and Security Agreement dated January 18, 2002 by and between
       Misonix, Inc. and Fleet National Bank, as amended.

Dear Mr. Zaremba,

         You have indicated in your November 9, 2006 correspondence that Misonix is not in compliance with paragraphs 9.26(b), 9.26(c) and 9.26(e) for the period ending September 30, 2006 and have requested that the bank grant a waiver for the referenced period. The bank hereby grants the waiver as provided below.

         The waiver herein is limited to the waiver of paragraphs 9.26(b),
9.26(c) and 9.26(e) of the Agreement for the period ending September 30, 2006 only; this waiver agreement shall not be construed to waive any other provision of the Agreement, or to waive compliance of the above referenced paragraphs for any other period other than as provided herein, or to waive any default under the Agreement or related documents which has occurred or shall occur.

         As an inducement to the bank entering this waiver agreement, you represent and warrant that the representations and warranties set forth in the
Agreement and related documents are true and correct in all material respects,
(b) no event has occurred and is continuing, which constitutes an "Event of
Default" under the Agreement and/or related documents, (c) you are in compliance in all material respects with the covenants and agreements set forth in the
Agreement and (d) upon receipt of this waiver agreement, you will pay to the bank a fee of $5,000.00. All other provisions of the Agreement remain unmodified and are in full force and effect.

         Please return an executed copy of this Agreement to my attention along with a check in the amount of $5,000.00 payable to Bank of America.

Very truly yours,

/s/ George E. Durstin
George E. Durstin

Acknowledged and agreed

/s/ Richard A. Zaremba          11/14/06
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Misonix, Inc.
Richard A. Zaremba
Senior Vice President and Chief Financial Officer